EXHIBIT 32
                                  CERTIFICATION

            PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
             (SUBSECTIONS (a) AND (b) OF SECTION 1350, CHAPTER 63 OF
                          TITLE 18, UNITED STATES CODE)


         Pursuant to section 906 of the  Sarbanes-Oxley Act of 2002 (subsections
(a) and (b) of section 1350, chapter 63 of Title 18, United States Code), the undersigned officers of Newgold, Inc., a Delaware corporation (the "Company"), do hereby certify with respect to the Amended Quarterly Report of Newgold on Form 10-QSB/A for the quarter ended April 30, 2006 as filed with the Securities and Exchange Commission (the "10-QSB/A Report") that:

         (1)      the 10-QSB/A  Report fully  complies with the requirements  of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2)      the   information  contained  in  the  10-QSB/A  Report fairly
presents, in all material respects, the financial condition and results of operations of Newgold.

                            NEWGOLD, INC.


Dated:  June 26, 2006       /s/ SCOTT DOCKTER
                            ----------------------------------------------------
                            Scott Dockter, President and Chief Executive Officer

Dated:  June 26, 2006       /s/ JAMES KLUBER
                            ----------------------------------------------------
                            James Kluber, Chief Financial Officer